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                                                                    EXHIBIT 99.2


FOR IMMEDIATE RELEASE

        GTS EUROPE B.V. PLACES (E)500 MILLION IN HIGH YIELD DEBT OFFERING

WASHINGTON, NOVEMBER 19, 1999--Global TeleSystems Europe, B.V., formerly known as Hermes Europe Railtel, B.V., a subsidiary of Global TeleSystems Group, Inc.
(GTS) (NYSE: GTS; Easdaq: GTSG; Frankfurt: GTS), announced today that it has placed a total of (E)500 million of Senior Notes Due 2006 and 2009 (the "Senior Notes") in a private placement exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").

The Senior Notes were placed in two tranches: (E)275 million of 11-percent Senior Notes maturing in December 2009 and redeemable at the option of the company after November 2004; and (E)225 million of 10.5-percent Senior Notes maturing in December 2006. The proceeds of the Senior Notes will be used to purchase additional network assets, including a fiber pair on the FLAG Atlantic-1 trans-Atlantic cable; to construct the company's proposed City Enterprise Networks and data- and Web-hosting centers; to pursue business development opportunities; and for general corporate purposes.

The Senior Notes have not been registered under the Securities Act, or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to registration or an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the Senior Notes will be offered and sold within the United States under Rule 144A only to "qualified institutional buyers" and outside the United States in accordance with Regulation S under the Securities Act.

ABOUT GTS
Global TeleSystems serves businesses and carriers in 20 European countries with a range of broadband, Internet/IP and voice services. Winner of the prestigious World Communications Award for Best Wholesale Carrier in October 1999, GTS operates the first and currently most extensive trans-European broadband fiber network with points of presence (PoPs) in over 50 European cities and stretching across more than 16,000 route kilometers. Through the use of state-of-the-art dense wavelength division multiplexing technology (DWDM), GTS operates over 118,000 active "wavelength" kilometers, making GTS a global pioneer in the use of this technology. In addition, GTS has announced plans to build FLAG Atlantic-1, an advanced trans-Atlantic undersea dual-cable system, in a joint venture with FLAG Telecom. GTS is extending its core network deeper into key European cities through the development of a number of City Enterprise Networks
(CENs). Also, GTS is the majority owner of Golden Telecom, which offers a variety of fixed-line and mobile telecommunications services in Russia, Ukraine, and other former Soviet nations. Headquartered in the metropolitan Washington, D.C. area and with European headquarters in London, GTS has offices in over 70 European cities.


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GTS Europe B.V. Places (E)500 Million in High Yield Debt Offering
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For further information, visit GTS's website at www.gtsgroup.com, or contact:

INVESTORS AND U.S. MEDIA
Robert Capozzi: Tel.: +1-703-236-3140; fax: +1-703-236-3606;
pager: +1-800-331-4741; e-mail: bob.capozzi@gtsgroup.com

EUROPEAN MEDIA
Glenn Manoff: Tel.: +44-(0)-171-868-8973; fax: +44-(0)-171-868-8706;
mobile: +44-(0)-467-446-087; e-mail: glenn.manoff@gtseurope.com

THIS PRESS RELEASE MAY INCLUDE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISK AND UNCERTAINTY. ALTHOUGH THE COMPANY BELIEVES ITS EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON REASONABLE ASSUMPTIONS, NO ASSURANCE CAN BE GIVEN THAT SUCH PROJECTIONS WILL BE FULFILLED. ANY SUCH FORWARD-LOOKING STATEMENT MUST BE CONSIDERED ALONG WITH KNOWLEDGE THAT ACTUAL EVENTS OR RESULTS MAY VARY MATERIALLY FROM SUCH PREDICTIONS DUE TO, AMONG OTHER THINGS, POLITICAL, ECONOMIC OR LEGAL CHANGES IN THE MARKETS IN WHICH GTS DOES BUSINESS, COMPETITIVE DEVELOPMENTS OR RISKS INHERENT IN THE COMPANY'S BUSINESS PLAN. READERS ARE REFERRED TO THE DOCUMENTS FILED BY GTS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION, SPECIFICALLY THE MOST RECENT REPORTS FILED UNDER THE SECURITIES EXCHANGE ACT OF 1934 AND REGISTRATION STATEMENTS FILED PURSUANT TO THE SECURITIES ACT OF 1933, WHICH IDENTIFY IMPORTANT RISK FACTORS.

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